Exhibit 10.1

WARRANT EXERCISE AGREEMENT

This Warrant Exercise Agreement (this “Agreement”), dated as of ______ __, 2016, is by and among Workhorse Group Inc., a Nevada corporation (the “Company”), and the undersigned holder of a Stock Purchase Warrant (the “Warrant”) issued by the Company on the date set forth on the signature page (the “Holder”).

WHEREAS, the Company, through Maxim Group LLC (the “Agent”), a registered broker dealer, is offering certain warrant holders the ability to exercise its Stock Purchase Warrants and, in consideration of such holders exercising a minimum of one-third of their Warrants, the Company will grant such holders certain registration rights set forth herein (the “Warrant Offer”);

WHEREAS, the Warrant Offer shall be open from November 14, 2016 through December 5, 2016 (the “Termination Date”), subject to an extension of up to 21 days at the mutual election of the Company and the Agent;

WHEREAS, the Holder agrees to immediately exercise the Warrant with respect to the number of Exercised Shares as defined on the signature page below, pursuant to the terms set forth therein, and in consideration of the Holder exercising at minimum one-third of such Warrant held, the Company shall agree to provide the registration rights set forth herein to the Holder;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holder and the Company agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1         Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Warrants were issued.

ARTICLE II

EXERCISE OF THE WARRANTS

Section 2.1           Exercise of the Warrants. Holder hereby agrees to exercise its Warrants for a cash exercise payment pursuant to the terms of the Warrants. The number of Exercised Shares purchased and the aggregate exercise price are set forth on the Holder’s signature page hereto. Within one (1) Trading Day of the date hereof, the Holder shall deliver the aggregate cash exercise price for such Exercised Warrants pursuant to the wire instructions set forth on the Company’s signature page hereto. No later than one (1) Trading Day following receipt of the Holder’s aggregate cash exercise price, the Company shall accept such Holder’s exercise (such date, the “Acceptance Date”). Within fifteen (15) Trading Days of the Acceptance Date, the Company shall deliver a physical certificate representing the Exercised Shares to the Holder. The exercise of the Warrant shall otherwise be pursuant to, and subject to the terms of, the Warrant.

Section 2.2           Registration Rights.  Promptly following the termination of the Warrant Offer, but in no event later than 20 days following the Termination Date (or, if the Termination Date is extended, the termination of such extension period), the Company shall prepare and file with the Securities and Exchange Commission a registration statement covering the resale of all of the Warrant Shares underlying the Warrants for such Holders that have exercised a minimum of one-third of their Warrants (“Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415. Each registration statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form); provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. The Company shall use commercially reasonable efforts to cause a registration statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold pursuant to Rule 144. The Company shall bear all expenses in connection with the preparation, filing and maintenance of the effectiveness of such registration statement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1           Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement:

(a)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)        No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c)       SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by Law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)        Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of Holder or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Holder regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including but not limited to the disclosure set forth in the SEC Reports, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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(e)         No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any securities offered in the Offering.

Section 3.2         Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

(a)         Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

(b)         No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

(c)         Access to Information. The Holder acknowledges that it has had the opportunity to review this Agreement and the Company’s filings with the Securities and Exchange Commission (the “SEC Reports”) and the risk factors contained therein and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the exercise of the Warrants and the merits and risks of investing in the Exercised Shares underlying the Warrants; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  The Holder acknowledges and agrees that neither the Agent nor any Affiliate of the Agent has provided the Holder with any information or advice with respect to the Exercised Shares nor is such information or advice necessary or desired.  Neither the Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the securities issued and issuable hereunder and the Agent and any Affiliate may have acquired non-public information with respect to the Company which the Holder agrees need not be provided to it.  In connection with the issuance of the securities hereunder to the Holder, neither the Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to the Holder.

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(d)          Agent Engagement. The Holder acknowledges that the Company has entered into an engagement agreement with the Agent dated November 10, 2016 pursuant to which the Agent has agreed to use its reasonable best efforts in connection with Warrant Offer. In connection therewith, the Agent shall receive a payment equal to six (6%) of the proceeds generated as part of the Warrant Offer, plus reimbursement of actual, out-of-pocket accountable expenses incurred in connection with the Warrant Offer not to exceed $10,000.

(e)          Holder Status. As of the date hereof the Holder is, and on each date on which the Holder exercises any Warrants, the Holder will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

ARTICLE IV

MISCELLANEOUS

Section 4.1           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

Section 4.2           Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Warrants. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 4.3           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 4.4           Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 4.5           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

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Section 4.6           Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 4.7           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 4.8           Termination.  This Agreement may be terminated by any Holder, as to the Holder’s obligations hereunder, by written notice to the other parties, if the Warrant Offer has not been consummated on or before the Acceptance Date, unless such failure shall be due to the failure of Holder to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Acceptance Date.

Section 4.9           Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrants or Warrant Shares.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WORKHORSE GROUP INC.

By:
Name:
Title:

Wire Instructions:

Payable to: Workhorse Group Inc. 100 Commerce Drive Loveland, OH 45140 (513) - 360-4704 Attn: Julio Rodriguez/Ric Calme	PPNC Bank 201 E. Fifth St. Cincinnati, OH 45202 Beneficiary: Workhorse Group Inc. ABA: 041 000 124 Account #: 40 0712 9788 Swift Code: PNCCUS 33 PNC Branch Mgr: Ms. Lonnie Beck 513-683-3584

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PURCHASER SIGNATURE PAGES TO WARRANT EXERCISE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: ____________________________________________________________________

Signature of Authorized Signatory of Holder: _____________________________________________

Name of Authorized Signatory: ____________________________________________________________

Title of Authorized Signatory: _____________________________________________________________

Warrant Shares:_________________

Exercise Price:$_____________

Issuance Date: _________________

Number of Warrants to be exercised:_______________ (“Exercised Shares”)

Aggregate Exercise Price: ____________

Email Address of Holder: ____________________________________________________

Physical Address for Delivery of Exercised Shares:

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